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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      -------------------------------------

                                    Form 8-K

                      -------------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 August 24, 2000                    0-29768
              -----------------------        -------------------
                   Date of Report            Commission File Number
         (Date of earliest event reported)


                                24/7 MEDIA, INC.
 ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                    Delaware                        13-3995672
---------------------- --------------------------------------------------------
           (State or Other Jurisdiction           (IRS Employer
                  of Formation)               Identification Number)


                     1250 Broadway, New York, New York 10001
-------------------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (212) 231-7100
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               Registrant's Telephone Number, Including Area Code


                                       N/A
-------------------------------------------------------------------------------
          (Former Name of Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On August 24, 2000, 24/7 Media, Inc. ("24/7 Media" or "we") hosted a conference call to discuss its previously-announced acquisition of Website Results, Inc. ("WSR"), and an expanded strategic relationship with Chinadotcom.

     The script is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     1.  EXHIBITS.

          99.1   Conference call script.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              24/7 MEDIA, INC.



                               By:  /s/ Mark E. Moran
                               ------------------------------
                               Name: Mark E. Moran
                               Title: Senior Vice President and General Counsel

Date:  August 24, 2000





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                                  EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION


99.1               Conference call script.









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